1

Fulton Financial
Corporation
-------------------------------------
KBW Bank Conference
February 24-25, 2010

Corporate Presentation
Data as of December 31, 2009

■ The following presentation may contain forward-looking statements about Fulton Financial Corporation’s financial condition, business, strategies, products and services. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the
 Corporation’s current views and expectations based largely on information currently available to its management, and on its current expectations, assumptions, plan, estimates, judgments, and projections about its business and its industry, and they involve inherent risks, contingencies, uncertainties and other factors.
 Although the Corporation believes that these forward-looking statements are based on reasonable estimates and assumptions, the Corporation is unable to provide any assurance that its expectations will, in fact, occur or that its estimates or assumptions will be correct and actual results could differ materially from those expressed or implied by such forward-looking statements and such statements are not guarantees of future performance. The Corporation undertakes no obligation to update or revise any forward-looking statements.
 Accordingly, investors and others are cautioned not to place undue reliance on such forward-looking statements.
■ Many factors could affect future financial results including, without limitation, acquisition and growth strategies; market risk; changes or adverse developments in economic, political or regulatory conditions; a continuation or worsening of the current disruption in credit and other markets, including the lack of or reduced access to, and the abnormal functioning of markets for mortgage and other asset-backed securities and for commercial paper and other short-term borrowings; the effect of competition and interest rates on net interest margin and net interest income; investment strategy and income growth; investment securities gains;
 declines in the value of securities which may result in charges to earnings; changes in rates of deposit and loan growth; asset quality and the impact on assets from adverse changes in the economy and in credit and other markets and resulting effects on credit risk and asset values; balances of risk-sensitive assets to risk-
 sensitive liabilities; salaries and employee benefits and other expenses; amortization of intangible assets;
 goodwill impairment; capital and liquidity strategies; and other financial and business matters for future periods.
■ For a more complete discussion of certain risks and uncertainties affecting the Corporation, please see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
 Results of Operations” set forth in the Corporation’s filings with the Securities and Exchange Commission.
Forward-Looking Statement

Presentation Outline
 ◆Corporate Overview
 ◆Franchise and Markets
 ◆Customer Experience / Satisfaction
 ◆Capital
 ◆Credit
 ◆Financial Performance
 ◆Summary

Fulton Financial Profile
■ Mid-Atlantic regional financial holding company
■ A family of 8 community banks in 5 states
■ Fulton Financial Advisors
■ Fulton Mortgage Company
■ 270 community banking offices
■ Asset size: $ 16.6 billion
■ 3950 Team Members
■ Market capitalization: $ 1.6 billion
■ Book value per common share: $ 8.88
■ Tangible book value per common share: $ 5.75
■ Shares outstanding: 176 million

- The Bank
- The Columbia Bank
- Delaware National Bank
- FNB Bank, N.A.
- Fulton Bank, N.A.
- Lafayette Ambassador Bank
- Skylands Community Bank
- Swineford National Bank

Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
BERKS
BUCKS
DAUPHIN
LEBANON
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
FRANKLIN
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
NEW CASTLE
KENT
SUSSEX
Delaware
Maryland
WASHINGTON
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
ANNE ARUNDEL
PRINCE GEORGES
FAIRFAX
MANASSAS
PRINCE WILLIAMS
Virginia
RICHMOND
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

FULTON FINANCIAL
CORPORATION

A Valuable Geographic Franchise

FDIC Market Share 6/30/09
■ Market share increased in 36 out of 53
 counties served across our five-state
 footprint
■ Market share increased in 27 of the 31
 counties served in Pennsylvania,
 Maryland and Delaware.

Superior Customer Experience
Care, Listen, Understand, Deliver

Our Brand
COMMUNITY BANKING
SMALL BUSINESS
HIGH NET WORTH
RETAIL BANKING
LISTENING IS JUST THE BEGINNING.

Customer Satisfaction Metrics
Attribute	Q1/2009	Q3/2009
Employees are friendly and helpful	9.6	9.6
Bank seems easy to work with	9.5	9.5
Safety and security of a local bank	9.3	9.3
Wait times are brief	9.3	9.3
Wide range of products and services	9.1	9.1
Listens to my needs	9.1	9.1
Convenient branches and ATMs	8.8	9.0
Resolves problems quickly	9.1	9.0
Competitive interest rates	8.8	8.5
Offers ability to conduct transactions on Internet	8.4	8.4
Fees are generally low	8.3	8.3
Bank is involved in the community	8.4	8.2

Capital    12/31/09
	With CPP	Without CPP
GAAP Capital	$1.94 billion	$1.57 billion
Total Risk-Based Capital	$1.90 billion	$1.52 billion
Ratios:
	With CPP	Without CPP
Total Risk-Based Capital	14.70%	11.80%
Tier 1 Risk-Based Capital	11.90%	9.00%
Leverage Capital	9.70%	7.30%
Tangible Common Equity	6.30%	6.30%
Tangible Common Equity to Risk-Weighted Assets	7.84%	7.84%

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Loan Distribution by State (Fourth Quarter)
Average
% of
09 v. 08
%
Balance
Total
Growth
Growth
Pennsylvania
6,576,000
$
54.8%
178,000
$
3%
New Jersey
2,483,000
20.7%
15,000
1%
Maryland
1,504,000
12.5%
(99,000)
-6%
Virginia
1,099,000
9.2%
(40,000)
-4%
Delaware
338,000
2.8%
(14,000)
-4%
12,000,000
$

■ 54 relationships with commitments to lend
 of $20 million or more
■ Maximum individual commitment- $33 million
■ Maximum commitment land development-
 $25 million
■ Maximum commitment any one development
 project- $15 million
■ Average commercial lending relationship size is
 $465,200
■ Loans and corresponding relationships are
 within Fulton’s geographic market area
Summary of Larger Loans

International Bancshares Corporation
Old National Bancorp
South Financial Group, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
Trustmark Corporation
UMB Financial Corporation
United Bankshares, Inc.
Valley National Bancorp
Whitney Holding Corporation
Wilmington Trust Corporation
*Fulton’s peer group as of December 31, 2009
Associated Banc-Corp
BancorpSouth, Inc.
Bank of Hawaii Corporation
BOK Financial Corporation
Citizens Republic Bancorp
City National Corporation
Commerce Bancshares, Inc.
Cullen/Frost Bankers, Inc.
First Citizens BancShares, Inc.
First Midwest Bancorp, Inc.
First Merit Corporation
Peer Group*

Net Charge-Offs To Average Loans
0.94
1.24
1.88
0.00
0.50
1.00
1.50
2.00
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
FFC
Peer
Top 50

Comm'l	Mortgage	Constr.	and HE	Other	Total
	56	44	-	10	381	491
	$ 10,053	$ 2,047	$ 11,175	$ 2,223	$ 3,690	$ 29,188

FULTON FINANCIAL CORPORATION

Net Charge-offs (Q4 2009)
Comm'l
Res. Mtg.
(in thousands)
Pennsylvania
2,974
$
623
$
1,828
$
67
$
781
$
6,273
$
Maryland
2,326
-
4,627
521
1,028
8,502
New Jersey
3,741
1,155
1,587
44
1,083
7,610
Virginia
956
225
3,133
1,581
417
6,312
Delaware
Avg Loans
3,714,000
4,240,000
1,018,000
2,571,000
446,000
11,989,000
NCO %
1.08%
0.19%
4.39%
0.35%
3.31%
0.97%

Comm'l	Mortgage	Constr.	and HE	Other	Total
	350	627	-	242	1,418	2,637
	$ 33,082	$ 14,994	$ 43,715	$ 6,906	$ 13,907	$ 112,604

FULTON FINANCIAL
CORPORATION

Net Charge-offs (YTD December 2009)
Comm'l
Res. Mtg.
(in thousands)
Pennsylvania
5,992
$
3,949
$
6,071
$
1,848
$
5,861
$
23,721
$
Maryland
3,935
2,684
21,035
1,093
2,406
31,153
New Jersey
12,421
7,509
7,660
267
2,616
30,473
Virginia
10,384
225
8,949
3,456
1,606
24,620
Delaware
Avg Loans
3,674,000
4,135,000
1,112,000
2,604,000
451,000
11,976,000
NCO %
0.90%
0.36%
3.93%
0.27%
3.08%
0.94%

Non-performing Loans to Loans
2.35
2.37
5.20
0.00
1.00
2.00
3.00
4.00
5.00
6.00
04
05
06
07
08
09
FFC
Peer
Top 50

Comm'l	Mortgage	Constr.	and HE	Other	Total
	316	2,349	-	3,628	1,026	7,319
	$ 69,604	$ 61,052	$ 92,841	$ 45,748	$ 12,474	$ 281,719

FULTON FINANCIAL
CORPORATION

Non-performing Loans* (December 31, 2009)
Comm'l
Res. Mtg.
(in thousands)
Pennsylvania
30,895
$
21,525
$
14,186
$
12,595
$
4,255
$
83,456
$
Maryland
9,138
2,015
39,764
4,277
1,766
56,960
New Jersey
15,571
32,182
20,207
8,534
3,654
80,148
Virginia
13,684
2,981
18,684
16,714
1,773
53,836
Delaware
End Loans
3,699,000
4,292,000
978,000
2,566,000
437,000
11,972,000
NPL%
1.88%
1.42%
9.49%
1.78%
2.85%
2.35%
* Includes accruing loans > 90 days past due.

Loan Delinquency (Key Sectors)
Category	Total (%) 12/31/08	90-Days 12/31/08	Total (%) 12/31/09	90-Days 12/31/09
Commercial Loans	1.65	1.08	2.51	1.88
Consumer Direct	1.20	.45	1.72	.66
Commercial Mortgage	1.78	1.03	2.33	1.42
Residential Mortgage	6.45	2.70	8.43	4.66
Construction	8.21	6.15	10.13	9.43
Total Portfolio	2.72	1.62	3.42	2.34

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Residential Mortgage and HE Loans
Q4 2009
% of
Avg. Bal.
Total
Pennsylvania
1,308,000
$
50.9%
New Jersey
450,000
17.5%
Maryland
446,000
17.4%
Virginia
215,000
8.4%
Delaware
151,000
5.9%
2,570,000
$

Industry	%
Services	18.4
	2.2
	100.0

FULTON FINANCIAL
CORPORATION

Commercial Loans by Industry
Manufacturing
12.9
RE - Rental and Leasing
12.6
Construction
11.0
Agriculture
8.9
Retail
8.5
Wholesale
7.3
Health Care
6.7
Other
5.5
Financial Services
3.0
Arts and Entertainment
3.0
Transportation

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

C&I Loans by State (December 31, 2009)
Ending
% of
NPL
Allowance
Balance
Total
Balance
Allocations
Pennsylvania
2,447,000
$
66.2%
30,900
$
58,790
$
New Jersey
560,000
15.1%
15,570
13,960
Maryland
371,000
10.0%
9,140
6,980
Virginia
289,000
7.8%
13,680
14,540
Delaware
32,000
0.9%
310
2,630
3,699,000
$
69,600
$
96,900
$

Balance	Total	Balance	Allocations
	(dollars in thousands)			
	15,000	1.5%	-	140
	$ 978,000		$ 92,840	$ 67,390

FULTON FINANCIAL
CORPORATION

Construction Loans (December 31, 2009)
Ending
% of
NPL
Allowance
Pennsylvania
291,000
$
29.8%
14,190
$
16,010
$
Maryland
250,000
25.6%
39,760
28,720
Virginia
243,000
24.8%
18,680
15,340
New Jersey
179,000
18.3%
20,210
7,180
Delaware

(dollars in thousands)

FULTON FINANCIAL
CORPORATION

Construction Loans by Type
Ending
% of
Balance
Total
Commercial Residential
663,000
$
67.8%
Commercial
238,000
24.3%
Real Estate
62,000
6.3%
Other Commercial
15,000
1.5%
978,000
$

CRE Loans by State (December 31, 2009)
Ending
% of
NPL
Allowance
Balance
Total
Balance
Allocations
Pennsylvania
2,247,000
$
52.4%
21,530
$
12,450
$
New Jersey
1,208,000
28.1%
32,180
10,600
Maryland
382,000
8.9%
2,010
3,310
Virginia
329,000
7.7%
2,980
4,260
Delaware
126,000
2.9%
2,350
1,640
4,292,000
$
61,050
$
32,260
$

Balance *(dollars in thousands)*
	67,990
	$ 187,460

FULTON FINANCIAL
CORPORATION

Shared National Credits
Ending
Commercial / Industrial
119,470
$
Commercial Real Estate
Total Outstanding
Delinquency: 5.5%

Financial Performance

Q4 2009	Q3 2009
	(5,045,000)	(5,045,000)
to common shareholders	**$ 19,335,000**	$ 18,300,000

FULTON FINANCIAL
CORPORATION

2009 Financial Results (Q4 vs. Q3 2009)
Net income
24,380,000
$
23,345,000
$
Cost of preferred stock
Net income available
Earnings per share
0.11
$
0.10
$
Return on tangible equity
7.96%
7.91%

Q4 2009	Q3 2009	$	%
	(dollars in thousands)			
Other Expenses	**(100,370)**	(99,810)	(560)	1%
Income Taxes	**(5,610)**	(5,820)	210	-4%
Net Income	**$ 24,380**	**$ 23,350**	**$ 1,030**	**4%**

FULTON FINANCIAL
CORPORATION

Income Statement Summary (Q4 vs. Q3 2009)
Net Interest Income
136,090
$
132,800
$
3,290
$
2%
Loan Loss Provision
(45,020)
(45,000)
(20)
0%
Other Income
41,160
41,230
(70)
0%
Securities Losses
(1,870)
(50)
(1,820)
n/m
 Pre-Tax Income
29,990
29,170
820
3%
n/m = not meaningful

2009	2008
	(20,170,000)	(460,000)
to common shareholders	$ 53,750,000	$ (6,080,000)

FULTON FINANCIAL
CORPORATION

2009 Financial Results (YTD December)
Net income (loss)
73,920,000
$
(5,620,000)
$
Cost of preferred stock
Net income (loss) available
Earnings per share
0.31
$
(0.03)
$
Return on tangible equity
5.96%
9.33%

(dollarsin thousands)

FULTON FINANCIAL
CORPORATION

Pre-Tax Income Summary (YTD December)
2009
2008
$
%
Net Interest Income
520,950
$
524,150
$
(3,200)
$
-1%
Other Income
171,680
155,390
16,290
10%
Other Expenses
(400,230)
(386,820)
(13,410)
3%
 Pre-Tax Income Before
 LLP, Sec Gains (Losses)
 and unusual items
292,400
292,720
(320)
0%
Loan Loss Provision
(190,020)
(119,630)
(70,390)
59%
Credit Card Sale Gain
-
13,910
(13,910)
n/m
Securities Gains (Losses)
1,080
(58,240)
59,320
-102%
Goodwill impairment
-
(90,000)
90,000
n/m
Special FDIC Assessment
(7,890)
-
(7,890)
n/m
ARC Losses
(6,240)
(19,810)
13,570
-69%
 Pre-Tax Income
89,330
$
18,950
$
70,380
$
371%
n/m = not meaningful

Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

FULTON FINANCIAL CORPORATION

Net Interest Margin Trend
3.67
3.64
3.47
3.00
3.25
3.50
3.75
4.00
FFC
Peer
Top 50

6 month cumulative gap - 1.07
Interest Rate Shocks (12/31/09)
Rate Change NII Change (Annual) % Change
 +300 bp  + $ 58.2 million  + 10.0%
 +200 bp  + $ 37.1 million  + 6.4%
 +100 bp   + $ 12.3 million  + 2.1%
 - 100 bp  - $ 6.1 million  - 1.0%

Average Loans (Q4 vs. Q3 2009)
Q4 2009
Q3 2009
$
%
(dollars in millions)
Comm'l Mort
4,240
$
4,160
$
80
$
2%
Commercial
3,710
3,670
40
1%
Home Equity
1,650
1,650
-
0%
Construction
1,020
1,050
(30)
-3%
Resid Mort
930
930
-
0%
Cons./Other
440
450
(10)
-2%
Total Loans
11,990
$
11,910
$
80
$
1%

Average Loans (YTD December)
2009
2008
$
%
(dollars in millions)
Comm'l Mort
4,140
$
3,750
$
390
$
10%
Commercial
3,670
3,520
150
4%
Home Equity
1,670
1,600
70
4%
Construction
1,110
1,320
(210)
-16%
Resid Mort
940
920
20
2%
Cons./Other
450
490
(40)
-8%
Total Loans
11,980
$
11,600
$
380
$
3%

Average Deposits (Q4 vs. Q3 2009)
Q4 2009
Q3 2009
$
%
(dollars in millions)
Nonint DDA
1,990
$
1,920
$
70
$
4%
Int DDA
1,970
1,880
90
5%
Savings/MMDA
2,770
2,560
210
8%
CD's
5,420
5,560
(140)
-3%
Cash Management
520
510
10
2%
Total Deposits
12,670
$
12,430
$
240
$
2%

Average Deposits (YTD December)
2009
2008
$
%
(dollars in millions)
Nonint DDA
1,850
$
1,650
$
200
$
12%
Int DDA
1,860
1,710
150
9%
Savings/MMDA
2,420
2,150
270
13%
CD's
5,510
4,500
1,010
22%
Cash Management
540
680
(140)
-21%
Total Deposits
12,180
$
10,690
$
1,490
$
14%

Other Borrowings (YTD December)
2009
2008
$
%
(dollars in millions)
Federal Funds
450
$
1,330
$
(880)
$
-66%
FHLB Advances
1,330
1,440
(110)
-8%
Other LT Debt
380
380
-
0%
Other ST Borrowings
50
330
(280)
-85%
Total Borrowings
2,210
$
3,480
$
(1,270)
$
-36%

1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

FULTON FINANCIAL
CORPORATION

Other Income
$0
$40
$80
$120
$160
$200
Millions

Q4 2009	Q3 2009	$	%
Other	**4,650**	4,830	(180)	-4%
Total	**$ 41,160**	**$ 41,230**	**$ (70)**	**0%**

FULTON FINANCIAL
CORPORATION

Other Income (Q4 vs. Q3 2009)
(dollars in thousands)
Overdraft & NSF Fees
9,390
$
9,340
$
50
$
1%
Invt Mgt & Trust
8,110
8,190
(80)
-1%
Mort. Sales Gains
3,880
2,780
1,100
40%
Service Charges
3,320
3,340
(20)
-1%
Debit Card Fees
3,030
2,870
160
6%
Cash Mgt Fees
2,460
2,650
(190)
-7%
Merchant Fees
1,830
2,150
(320)
-15%
Foreign Currency
1,790
1,820
(30)
-2%
Credit Card Fees
1,400
1,520
(120)
-8%
Letters of Credit
1,300
1,740
(440)
-25%

2009	2008	$	%
Other	**19,510**	16,960	2,550	15%
Total	**$ 171,680**	**$ 155,390**	**$ 16,290**	**10%**

FULTON FINANCIAL CORPORATION

Other Income (YTD December)
(dollars in thousands)
Overdraft & NSF Fees
35,960
$
35,320
$
640
$
2%
Invt Mgt & Trust
32,080
32,730
(650)
-2%
Mort. Sales Gains
22,640
10,330
12,310
119%
Service Charges
13,090
13,040
50
0%
Cash Mgt Fees
11,400
13,270
(1,870)
-14%
Debit Card Fees
11,090
9,800
1,290
13%
Merchant Fees
7,480
7,610
(130)
-2%
Foreign Currency
6,570
6,730
(160)
-2%
Letters of Credit
6,390
6,010
380
6%
Credit Card Fees
5,470
3,590
1,880
52%

Efficiency Ratio
57.7
63.2
63.1
50.0
52.0
54.0
56.0
58.0
60.0
62.0
64.0
FFC
Peer
Top 50

Q4 2009	Q3 2009	$	%
Other Expenses	12,230	11,090	1,140	10%
Total	$ 100,370	$ 99,810	$ 560	1%

FULTON FINANCIAL
CORPORATION

Other Expense (Q4 vs. Q3 2009)
(dollars in thousands)
Salaries & Benefits
53,620
$
54,080
$
(460)
$
-1%
Occupancy & Equip.
13,770
13,450
320
2%
FDIC Insurance
4,840
5,240
(400)
-8%
Data Proc. & Software
3,890
4,740
(850)
-18%
Supplies & Postage
2,740
2,820
(80)
-3%
Marketing
2,640
1,980
660
33%
Legal & Audit
2,400
2,390
10
0%
Telecommunications
2,130
2,140
(10)
0%
Outside Services
2,110
1,880
230
12%

2009	2008	$	%
Other Expenses	**43,560**	40,470	3,090	8%
Total	**$ 414,360**	**$ 406,630**	**$ 7,730**	**2%**

FULTON FINANCIAL
CORPORATION

Other Expense (YTD December)
(dollars in thousands)
Salaries & Benefits
218,810
$
213,560
$
5,250
$
2%
Occupancy & Equip.
54,860
55,570
(710)
-1%
FDIC Insurance
26,580
4,560
22,020
483%
Data Proc. & Software
17,860
18,550
(690)
-4%
Supplies & Postage
10,930
11,240
(310)
-3%
Legal & Audit
9,100
7,620
1,480
19%
Marketing
8,920
13,270
(4,350)
-33%
Telecommunications
8,610
8,170
440
5%
Outside Services
7,580
9,310
(1,730)
-19%
Operating Risk Loss
7,550
24,310
(16,760)
-69%

Total Investments	**$**	**3,258.1**	**3.58**

FULTON FINANCIAL
CORPORATION

Investment Portfolio   (December 31, 2009)
ENDING
MODIFIED
BALANCE
DURATION
(in millions)
Agency mortgage-backed securities
1,045.0
$
3.14
Agency collateralized mortgage obligations
1,102.2
2.64
Municipal bonds
400.7
4.43
Auction rate securities
292.1
3.95
Corporate & trust preferred securities
150.8
10.39
U.S. Treasuries and agencies
91.2
3.79
FHLB & FRB stock
99.1
NA
Bank stocks
34.8
NA
Other investments
25.6
NA
Net unrealized gain / (loss)
16.6

Overview of Fourth Quarter - 2009
■ Continued core deposit growth
■ Strong funding and liquidity positions
■ Good NIM expansion
■ Stabilization of credit quality metrics
■ No increase to provision linked quarter
■ Further decline in construction exposure
■ Net charge-offs up slightly
■ Strong mortgage sale gains
■ Expenses well controlled

Status of the Corporation
■ Strong capital position
■ Credit quality metrics stabilized
■ Focus on profitable organic growth
■ Positioned for economic rebound
■ Current loan loss reserve levels believed to
 be adequate
■ Proactive management of problem credits
■ Valuable 5-state franchise / strong in-state
 markets
■ Disciplined expense control

Strategies for Future Growth
■ Superior customer experience
■ Core deposit growth / segmentation
■ Increase market share
■ Promotional opportunities
■ Expense control
■ Leverage community banking presence
 and brand
■ Grow non-interest income
■ Branch expansion / select markets

Fulton Financial Corporation
One Penn Square
Lancaster, PA 17602
www.fult.com